Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AND GUARANTEE AND COLLATERAL AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 16, 2025 (this “Amendment”), is entered into by and among SMART SAND, INC., a Delaware corporation (“Parent”), each Subsidiary of Parent party hereto as a “Borrower” (together with Parent, each a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), each Subsidiary Guarantor party hereto, the Lenders party hereto, and FIRST-CITIZENS BANK & TRUST COMPANY, as agent (in such capacity, including any successor thereto, the “Agent”) for the Lenders, and is made with reference to the Credit Agreement referred to below.
WITNESSETH:
WHEREAS, Parent, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and the Agent have entered into that certain Credit Agreement, dated as of September 3, 2024 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Parent, the other Grantors (as defined therein) party thereto, and the Agent have entered into that certain Guarantee and Collateral Agreement, dated as of September 3, 2024 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”); and
WHEREAS, Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement and the Guarantee and Collateral Agreement, which the Agent and the Lenders have agreed to make subject to the terms and provisions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2. Amendments to Credit Agreement and Guarantee and Collateral Agreement. Upon the effectiveness of this Amendment in accordance with the provisions hereof and notwithstanding anything to the contrary contained in the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order therein:
“Rule 10b5-1 Account” shall have the meaning assigned to such term in Section 6.06(a)(x).
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(b)The definition of “Permitted Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (g), (b) replacing the period at the end of clause (h) with “; and”, and (c) adding a new clause (i) as follows:
“(i)    all amounts on deposit in any Rule 10b5-1 Account, including any investments therein, in each case solely to the extent the initial transfer thereof to any Rule 10b5-1 Account was permitted by Section 6.06(a)(x).”
(c)Section 6.06(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (viii), (b) replacing the period at the end of clause (ix) with “; and”, and (c) adding a new clause (x) as follows:
“(x)    the repurchase of Equity Interests of Parent pursuant to a plan under Rule 10b5-1 under the Exchange Act so long as (A) the cash intended to be used to consummate each such repurchase is deposited into one or more deposit or securities accounts maintained with the administering broker or designated broker in connection with such plan (each a “Rule 10b5-1 Account”) and remains deposited in a Rule 105b-1 Account until such time as the applicable repurchase is consummated, and (B) the Distribution Conditions are satisfied with respect to each such initial deposit into a Rule 10b5-1 Account as if the deposited amount were, in and of itself, a Restricted Payment on the date of such initial deposit.”
(d)The definition of “Excluded Account” set forth in Section 1.01 of the Guarantee and Collateral Agreement is hereby amended and restated to read in its entirety as follows:
“Excluded Accounts” means (a) any accounts maintained solely for payroll, tax and employee benefit obligations, (b) any trust account whereby all funds on deposit therein are held in trust by a Loan Party for the benefit of a third party and not a Loan Party or a Subsidiary of a Loan Party, (c) any Deposit Account or Securities Account the maximum daily balance of which does not exceed $1,000,000 in the aggregate for all Deposit Accounts and Securities Accounts excluded pursuant to this clause (c), and (d) any Rule 10b5-1 Account.
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:
(a)Amendment. Agent shall have received duly executed signature pages for this Amendment signed by the Loan Parties, Agent and the Lenders; and
(b)Fees, Costs and Expenses. Borrowers shall have paid to the Agent all fees, costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees) to the extent invoiced at least one Business Day prior to the date hereof.
SECTION 4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment and to amend the Credit Agreement and the Guarantee and Collateral Agreement in the manner provided herein, each Loan Party hereby represents and warrants to the Agent and the Lenders that, on and as of the date hereof:
(a)(i) each Loan Party is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) each Loan Party each Loan Party has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment, the Credit Agreement, the Guarantee and Collateral Agreement, each of the other Loan Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party;
(b)the transactions contemplated by this Amendment, and any other agreement or instrument executed and delivered in connection herewith, (i) have been duly authorized by all requisite corporate, partnership, limited liability company, and, if required, stockholder, partner or member action, as applicable, of each Loan Party, (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, (2) any order of or undertaking with any Governmental Authority or (3) any provision of any indenture, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is bound, except such violation as could not reasonably be expected to have a Material Adverse Effect, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except where the consequences thereof could not reasonably be expected to have a Material Adverse Effect, or (C) result in the creation or imposition of (or the obligation to create or impose) any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party, (iii) will not violate any provision of the certificate or articles of incorporation or certificate of formation or other constitutive documents or by-laws, partnership agreement or limited liability company agreement of any Loan Party, and (iv) will not require the consent of any party to a Material Contract except those consents (A) which have been duly obtained, made or complied with prior to the date hereof and which are in full force and effect or (B) which the failure to obtain could not reasonably be expected to have a Material Adverse Effect;
(c)this Amendment, and any other agreement or instrument executed and delivered in connection herewith, has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(d)the transactions contemplated by this Amendment, and any other agreement or instrument executed and delivered in connection herewith, do not require any consent or approval of, registration or filing with, certificate, certification, permit, license or authorization from, or any other action by any Governmental Authority, in each case, except for such as have been made or obtained and are in full force and effect;
(e)at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom; and

(f)the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is (or was) true and correct (after giving effect to any qualification contained therein) in all respects.
SECTION 5. Reference to and Effect on the Credit Agreement and the Guarantee and Collateral Agreement.
(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Agent, any Lender or any Secured Party under the Credit Agreement, the Guarantee and Collateral Agreement or any Loan Documents, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, covenants or agreements contained in the Credit Agreement, the Guarantee and Collateral Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Documents in similar or different circumstances.
(b)On the date hereof, the Credit Agreement shall be amended as provided herein. On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Obligations as in effect prior to the date hereof; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.
SECTION 6. Reaffirmation. Each Loan Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Loan Documents, hereby (a) acknowledges, ratifies and confirms that all Obligations constitute valid and existing “Obligations” under the Credit Agreement (as amended by this Amendment), and (b) ratifies and confirms that (i) any and all Loan Documents to which it is a party and (ii) its respective guarantees, pledges, grants of security interests and other similar rights or obligations, as applicable, under each of the Loan Documents to which it is party, in each case, remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Loan Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Loan Documents shall include and extend to such Obligations.

SECTION 7. Loan Document. This Amendment shall constitute a Loan Document.
SECTION 8. Expenses; Indemnity. The provisions of Section 9.05 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.
SECTION 9. Severability. The provisions of Section 9.12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.
SECTION 10. Counterparts. The provisions of Section 9.13 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.
SECTION 11. Successors and Assigns. The provisions of Section 9.04 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.
SECTION 12. Governing Law; Miscellaneous. This Amendment, and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 9.07, 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.
SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
SMART SAND, INC.,
as Parent, a Borrower and Administrative Loan Party

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

SMART SAND BLAIR, LLC,
SMART SAND OAKDALE LLC,
QUICKTHREE TECHNOLOGY, LLC,
SSI BAKKEN I, LLC,
SSI MARCELLUS I, LLC,
each as a Borrower

By:    SMART SAND, INC., its sole Member

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

SSI OIL AND GAS PROPPANTS HOLDINGS, LLC,
as a Borrower

By:    SMART SAND, INC., its Manager

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement]

[Signatures continued from prior page]

SSI OIL AND GAS PROPPANTS, LLC,
as a Borrower

By:     SSI OIL AND GAS PROPPANTS     HOLDINGS, LLC, its Manager

By:     SMART SAND, INC., its Manager

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

NORTHERN WHITE SAND LLC,
CRS PROPPANTS LLC,
each as a Borrower

By:     SSI OIL AND GAS PROPPANTS, LLC, its Manager

By:     SSI OIL AND GAS PROPPANTS HOLDINGS, LLC, its Manager

By:    SMART SAND, INC., its Manager

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

SMART SAND HIXTON LLC,
SSI LOGISTICS LLC,
each as a Subsidiary Guarantor

By:    SMART SAND, INC., its sole Member

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer
[Signature Page to Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement]

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FAIRVIEW CRANBERRY COMPANY, LLC,
WILL LOGISTICS, LLC,
each as a Subsidiary Guarantor

By:    SMART SAND, INC., its Manager

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement]

[Signatures continued from prior page]

FIRST-CITIZENS BANK & TRUST COMPANY, as the Agent and sole Lender

By:        /s/ Thomas Mullen
Name: Thomas Mullen
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement]